UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 16, 2014

Vantage Drilling Company

(Exact name of registrant as specified in its charter)

Cayman Islands	1-34094	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Post Oak Boulevard, Suite 800 Houston, TX	77056
(Address of principal executive offices)	(Zip Code)

(281) 404-4700

(Registrant’s telephone number, including area code)

(Not applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 16, 2014 (the “Effective Date”), Vantage Drilling Company (“Vantage”) entered into amended and restated employment agreements (the “Amended and Restated Employment Agreements”) with each of Paul A. Bragg, Chief Executive Officer, Douglas G. Smith, Chief Financial Officer, Douglas W. Halkett, Chief Operating Officer, Donald Munro, Vice President—Operations, William L. Thomson, Vice President—Assets & Engineering and each of its other executive officers. The Amended and Restated Employment Agreements supersede the employment agreements each of these individuals had in place with Vantage prior to the Effective Date.

The Amended and Restated Employment Agreements were entered into primarily for purposes of updating certain terms of our prior arrangements with our executive officers, including modifications (i) to comply with changes in law, (ii) to eliminate the excise tax gross-up in the event of termination payments following a change of control, and (iii) to clarify the benefits payable to executives in the event of retirement. The Amended and Restated Employment Agreements provide for an initial term of three years in the case of Mr. Bragg, two years in the case of Messrs. Smith and Halkett and one year in the case of Messrs. Munro and Thomson, with the term of each agreement subject to an automatic extension by an additional one-year period on each anniversary of the agreement, unless either party gives notice of non-renewal at least ninety days before the renewal date.

Under the terms of the Amended and Restated Employment Agreements, and in accordance with our existing salary structure and incentive compensation plans, Messrs. Bragg, Smith, Halkett, Munro and Thomson are entitled to annual base salaries of $595,900, $318,000, $430,000, $285,000, and $285,000, respectively, with target annual cash incentive awards equal to 100%, 75%, 80%, 70%, and 70%, of their respective base salaries. Subject to certain customary adjustments, each of the Amended and Restated Employment Agreements includes a recommendation for the approximate annual amount to be awarded to each executive in the form of restricted shares and/or share options under Vantage’s Amended and Restated 2007 Long Term Incentive Plan (the “LTIP”) as follows: $2,100,000 to Mr. Bragg, $750,000 to Mr. Smith, $1,250,000 to Mr. Halkett, a range of $400,000 to $550,000 to Mr. Munro and $712,500 to Mr. Thomson.

Each of the Amended and Restated Employment Agreements includes provisions that prohibit our executive officers from competing with us or soliciting any of our customers or employees for a period of time following the termination of their employment.

The description of the Amended and Restated Employment Agreements set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Employment Agreements for Messrs. Bragg, Smith, Halkett, Munro and Thomson, which are filed as Exhibits 10.1, 10.2, 10.3, 10.4, and 10.5, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

The Amended and Restated Employment Agreements for our other executive officers, including Christopher G. DeClaire, Chief Administrative Officer, Edward G. Brantley, Chief Accounting Officer, Michel R.C. Derbyshire, Vice President – Marketing, and Mark Howell, General Counsel, are substantially similar to those of our named executive officers, except they provide for different annual base salaries, target annual cash incentive awards, and recommendations for annual LTIP awards for each executive. The Amended and Restated Employment Agreements for Messrs. DeClaire, Brantley, Derbyshire, and Howell are filed as Exhibits 10.6, 10.7. 10.8 and 10.9, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit

10.1	Amended and Restated Employment and Non-Competition Agreement between Vantage Drilling Company and Paul A. Bragg dated July 16, 2014.

10.2	Amended and Restated Employment and Non-Competition Agreement between Vantage Drilling Company and Douglas G. Smith dated July 16, 2014.

10.3	Amended and Restated Employment and Non-Competition Agreement between Vantage Drilling Company and Douglas W. Halkett dated July 16, 2014.

10.4	Amended and Restated Employment and Non-Competition Agreement between Vantage Drilling Company and Donald Munro dated July 16, 2014.

10.5	Amended and Restated Employment and Non-Competition Agreement between Vantage Drilling Company and William L. Thomson dated July 16, 2014.

10.6	Amended and Restated Employment and Non-Competition Agreement between Vantage Drilling Company and Christopher G. DeClaire dated July 16, 2014.

10.7	Amended and Restated Employment and Non-Competition Agreement between Vantage Drilling Company and Edward G. Brantley dated July 16, 2014.

10.8	Amended and Restated Employment and Non-Competition Agreement between Vantage Drilling Company and Michel R. C. Derbyshire dated July 16, 2014.

10.9	Amended and Restated Employment and Non-Competition Agreement between Vantage Drilling Company and Mark C. Howell dated July 16, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 17, 2014

VANTAGE DRILLING COMPANY

/s/ Mark Howell
Mark Howell
General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

10.1	Amended and Restated Employment and Non-Competition Agreement between Vantage Drilling Company and Paul A. Bragg dated July 16, 2014.

10.2	Amended and Restated Employment and Non-Competition Agreement between Vantage Drilling Company and Douglas G. Smith dated July 16, 2014.

10.3	Amended and Restated Employment and Non-Competition Agreement between Vantage Drilling Company and Douglas W. Halkett dated July 16, 2014.

10.4	Amended and Restated Employment and Non-Competition Agreement between Vantage Drilling Company and Donald Munro dated July 16, 2014.

10.5	Amended and Restated Employment and Non-Competition Agreement between Vantage Drilling Company and William L. Thomson dated July 16, 2014.

10.6	Amended and Restated Employment and Non-Competition Agreement between Vantage Drilling Company and Christopher G. DeClaire dated July 16, 2014.

10.7	Amended and Restated Employment and Non-Competition Agreement between Vantage Drilling Company and Edward G. Brantley dated July 16, 2014.

10.8	Amended and Restated Employment and Non-Competition Agreement between Vantage Drilling Company and Michel R. C. Derbyshire dated July 16, 2014.

10.9	Amended and Restated Employment and Non-Competition Agreement between Vantage Drilling Company and Mark C. Howell dated July 16, 2014.